Exhibit 10.7.1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

When Recorded, Mail To:

Attn: DJ Land Manager

1625 Broadway, Suite 2200

Denver, CO 80202

SECOND AMENDED AND RESTATED

GAS GATHERING AGREEMENT

SECOND AMENDED AND RESTATED

AGREEMENT ADDENDUM 01

WELLS RANCH

This AGREEMENT ADDENDUM 01 (this “Agreement Addendum”) (a) shall be effective as among the Persons named below as “Producer” and “Midstream Co” as of the date specified below as the “Effective Date,” (b) incorporates the Second Amended and Restated Agreement Terms and Conditions Relating to Gas Gathering Services (the “Agreement Terms and Conditions”), which were last amended effective as of March 31, 2016 and recorded in the real property records of Weld County, Colorado on                      as                     , and (c) together with the Agreement Terms and Conditions, shall constitute one contract and shall be the Agreement of the Parties. Except as otherwise set forth herein (i) all terms shall have the meanings assigned to such terms in the Agreement Terms and Conditions, and (ii) all references to Exhibits, Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Articles, Sections, subsections and other subdivisions of or to the Agreement Terms and Conditions.

Producer desires to contract with Midstream Co for Midstream Co to provide the Services utilizing the Individual System, and Midstream Co desires to provide the Services to Producer, on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, Midstream Co and Producer hereby agree as follows:

Producer	Noble Energy, Inc., a Delaware corporation
Midstream Co	Colorado River DevCo LP, a Delaware limited partnership

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Parties	The term “Party” or “Parties” shall refer to the Producer and Midstream Co identified in this Agreement Addendum

Effective Date	March 31, 2016

Dedication Area	The Wells Ranch integrated development plan area, as such area was defined by Producer on the Effective Date, and which consists of the following areas within Weld County, Colorado

Township	Range	Sections
T7N	R64W	31-36
T7N	R63W	31-36
T6N	R64W	ALL
T6N	R63W	ALL
T6N	R62W	2-11, 14-23, 26-35
T5N	R62W	2-11, 14-23
T5N	R63W	ALL
T7N	R62W	31
T5N	R64W	1-6, 10-15, 22-27, 34-36

Except and excluding the wells, leases and other acreage described in the property exhibits attached to the Releases of Dedication.

Individual Fee	$[**]/ MMBtu

Pressures

MAOP	500 psig
Target Pressure	150 psig

Deviations from Service Conditions (the specifications in this section supersede the applicable language from Article 7)

NONE

Additional Revisions

Section 5.4(d)(ii) is hereby amended as follows:	Section 5.4(d)(ii) is of no force and effect in the Wells Ranch Individual System.

Agreement Addendum 01 – Page 2

Second Amended and Restated Gas Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Section 6.2(c) is hereby amended as follows:	Section 6.2(c) is of no force and effect in the Wells Ranch Individual System.

Notices and Payments

Notice Address – General Matters & Correspondence

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:       Chief Financial Officer

                       John F. Bookout, IV

Telephone:     (832) 639-7134

Email:             John.Bookout@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention: Director of USO Finance,

                 Gerald Free

Telephone:   (303) 228-4174

Email:       Gerald.Free@nblenergy.com

Agreement Addendum 01 – Page 3

Second Amended and Restated Gas Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notice Address – Operational Matters

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:       Chief Operating Officer

                       John C. Nicholson

Telephone:      (281) 876-6186

Email:             John.Nicholson@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:       Vice President – DJ Business Unit

                        Mark Patteson

Notice Address – Force Majeure and Marketing interruptions

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

Facsimile: (303) 228-4296

Attention:       Natural Gas Marketing Department

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:       Director of USO Finance,

                       Gerald Free

Telephone:       (303) 228-4174

Email:     Gerald.Free@nblenergy.com

Agreement Addendum 01 – Page 4

Second Amended and Restated Gas Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notice Address – Invoicing Matters

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:     Ian Dams

Telephone:   (832) 639-7406

Email:  ian.dams@nblenergy.com

Producer:

1001 Noble Energy Way

Houston, TX 77070

Attention:       Director of Revenue Accounting

                       John Nedelka

Telephone:     (281) 872-3120

Email:       John.Nedelka@nblenergy.com

Payments by Electronic Funds Transfer

Midstream Co:

ABA for wire: 021000021

ABA for ACH: 111000614

Account Number: 780161720

Account Name: Colorado River DevCo LP

Financial Institution: JP Morgan

Bank Swift: CHASUS33

Producer:

ABA/Routing Number:   021000021

Account Number:   08805135066

Account Name:   Noble Energy, Inc.

Financial Institution: JP Morgan

Bank Swift: CHASUS33

Marketing Notice – Midstream Co	Attention: Gas Marketing Department Diane Banning Noble Energy, Inc. 1625 Broadway, Ste 2200 Denver, CO 80202

(End of Agreement Addendum 01)

Agreement Addendum 01 – Page 5

Second Amended and Restated Gas Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to be effective as of the Effective Date.

“Producer”

NOBLE ENERGY, INC.

By:	/s/ Gary W. Willingham
Gary W. Willingham
Executive Vice President

STATE OF TEXAS	)
	)	ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 26th day of April, 2016, by Gary W. Willingham, Executive Vice President of Noble Energy, Inc., a Delaware corporation, on behalf of said corporation.

/s/ Vickie L. Graham
Notary Public in and for the State of Texas

Agreement Addendum 01 – Signature Page 1

Second Amended and Restated Gas Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

“Midstream Co”

COLORADO RIVER DEVCO LP

By: Colorado River DevCo GP LLC
By: Noble Midstream Services, LLC

By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

STATE OF TEXAS	)
	)	ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 26th day of April, 2016 by Terry R. Gerhart, as Chief Executive Officer of Noble Midstream Services, LLC, which is the sole member of Colorado River DevCo GP LLC, which is the general partner of Colorado River DevCo LP, a Delaware limited partnership, on behalf of said company.

/s/ Joanne Garner
Notary Public in and for the State of Texas

Agreement Addendum 01 – Signature Page 2

Second Amended and Restated Gas Gathering Agreement